Stock-based Compensation	12 Months Ended
Mar. 31, 2025
Share-Based Payment Arrangement [Abstract]
Stock-based Compensation

15. Stock-based Compensation

On February 6, 2024, the Company’s Board of Directors approved the issuance of the stock options. On February 7, 2024, stock options to purchase in aggregate of 226,800,000 ordinary shares at an exercise price of JPY0.2 per ordinary share were granted to the Company’s directors, employees and consultants. The options vest upon the successful completion of IPO, which is a performance condition. The options are exercisable only after February 7, 2026 and have a contractual term of eight years. Achievement of the IPO-based performance condition of stock options is not deemed to be probable until such event occurs. Therefore, no stock options vest, are expected to vest, or are exercisable prior to the Company’s IPO. Accordingly, the Company recognizes no stock-based compensation expense prior to the IPO.

The fair value of the stock options as of the grant date was JPY0.07 and was estimated using the Black-Scholes option-pricing model. The following table summarizes the significant assumptions used to estimate the fair value of the stock options.

Expected term	3 years
Expected volatility	44.67%
Expected dividend rate	—%
Risk-free rate	2.00%

As of March 31, 2025, there was a total of JPY16,367 unrecognized compensation expenses related to unvested stock options.

As of March 31, 2025 and March 31, 2024, the Company had 226,800 nonvested stock options with weighted-average grant-date fair value of JPY72 per option.